UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2022

Cloudflare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39039	27-0805829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Townsend Street
San Francisco, CA		94107
(Address of principal executive offices)		(Zip code)
(888) 993-5273
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	NET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 2, 2022, Cloudflare, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Holders of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on April 7, 2022 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”), were entitled to ten votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters submitted for a vote at the Annual Meeting. At the Annual Meeting, 243,619,683 shares of Class A Common Stock and 44,433,549 shares of Class B Common Stock, or approximately 93.95% of the total voting power of shares entitled to vote, were present virtually or represented by proxy and voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 21, 2022 (the "2022 Proxy Statement"):

Proposal One - Election of Class III Directors. The following nominees were each elected as a Class III director to serve until the Company's 2025 annual meeting of stockholders or until his successor is duly elected and qualified. The results of such vote were:

Nominee	For	Withheld	Broker Non-Votes
Mark Anderson	617,130,147	37,802,091	33,022,935
Mark Hawkins	653,421,588	1,510,650	33,022,935
Carl Ledbetter	581,405,909	73,526,329	33,022,935

Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was ratified. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
686,927,647	733,971	293,555	—

Proposal Three - Advisory Vote to Approve the Compensation of Named Executive Officers. The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the 2022 Proxy Statement. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
533,688,890	120,856,882	386,466	33,022,935

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cloudflare, Inc.

Dated: June 8, 2022	By:	/s/ Douglas Kramer
Douglas Kramer
General Counsel and Secretary